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                                                                EXHIBIT 10 (aa)
                          COMPUTERIZED THERMAL IMAGING, INC.
                           EMPLOYEE STOCK OPTION AGREEMENT

     Pursuant to that certain letter confirming terms for Personal Services Agreement (the "Employment Agreement") dated June 12, 1995 between Computerized Thermal Imaging, Inc. (the "Company") and Richard V. Secord (the "Employee"), and, if approved, under and subject to all terms and conditions of that certain Computerized Thermal Imaging, Inc. 1995 Stock Option Plan (the "Plan") of the Company, a copy of which is attached hereto and incorporated by reference herein for all purposes, the Company hereby grants to Employee the option to purchase 1,000,000 shares of the Company's Common Stock, $0.001 par value, at a price of $1.25 per share, subject to adjustment as provided in the Plan and to all terms and conditions set forth herein.

     Subject to forfeiture as hereafter provided, this Option becomes fully vested and may be exercised by Employee after continued employment through June 12, 1998. This Option will expire, if not earlier exercisable and exercised, ten (10) years after the date hereof.

     The Option evidenced hereby shall be forfeited in its entirety by the Employee if on or before June 1, 1996 Employee's employment with the Company is terminated by the Company for cause or is voluntarily terminated by the Employee.

     If, as, and when Employee desires to exercise this Option, he may do so by delivering written notice of such exercise to the Company at its offices in Lake Oswego, Oregon, together with appropriate payment for the number of shares covered by such notice.

     The Employee hereby accepts and agrees to be bound by all the terms and conditions of the Plan, to which this Option is subject.

                                   Computerized Thermal Imaging, Inc.



                                   By:   /s/ David B. Johnston
                                       ------------------------------------
                                         David B. Johnston, President

AGREED TO AND ACCEPTED effective as
of June 12, 1995.


 /s/ Richard V. Secord
------------------------------------
 Richard V. Secord, Employee